SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 21, 1995
                                                        -----------------


                               RONSON CORPORATION
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             (Exact name of Registrant as specified in its charter)


           New Jersey                    1-1031                  22-0743290
-------------------------------        -----------           -------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation)                         File Number)          Identification No.)


             Campus Drive, P.O. Box 6707, Somerset, NJ         08875-6707
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            (Address of principal executive offices)           (Zip Code)


                                 (908) 469-8300
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              (Registrant's telephone number, including area code)

                               RONSON CORPORATION
                                 FORM 8-K INDEX




        ITEM 5.    OTHER EVENTS

        ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Item 5. Other Events

         Ronson Metals Corporation's environmental cleanup, in compliance with state and the Nuclear Regulatory Commission's regulations, of its discontinued operations in Newark, New Jersey, is progressing more slowly than anticipated and additional costs will be incurred. During the course of conducting our further review, certain subsurface conditions had indications of contamination below a small section of the concrete floor in one of the seven buildings at Ronson Metals. This requires additional testing in the area; the time, cost and extent of which is not yet determinable. Ronson Metals Corporation is a wholly-owned subsidiary of the Registrant, Ronson Corporation.


Item 7. Financial Statements and Exhibits

a) Financial Statements: None.

b) Exhibits: None.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Ronson Corporation



                        /s/Daryl Holcomb
                        ------------------------
                        Daryl Holcomb
                        Chief Financial Officer,
                        Controller and Treasurer



Dated: January 5, 1996